Exhibit 99.2

SUPPLEMENTAL INFORMATION

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2013

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States of America.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions and preferred stock dividends, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a Proportionate basis, which includes GGP’s share of consolidated and unconsolidated properties.  As GGP conducts substantially all of its business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and since the limited common units of the Operating Partnership are included in total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its operations, Company NOI, Company EBITDA, and Company  FFO have been presented to exclude certain non-cash and non-recurring revenue and expenses.  Specific to the Company’s U.S. Regional Mall portfolio, Same Store Company NOI is presented to exclude the effects of acquisitions, dispositions and changes in ownership of properties, if any.  Company NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of Company NOI, EBITDA, and FFO, a reconciliation of Company NOI to consolidated operating income, Company EBITDA, and Company FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Statements:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Statements:
Proportionate Balance Sheets	3
Overview	4
Company NOI, EBITDA and FFO	5-6
Reconciliation of Non-GAAP to GAAP Financial Measures	7-8

Debt:
Debt Summary, at Share	9
Debt Maturities	10
Debt Detail, at Share	11-14

Asset Transactions:
Summary of Transactions	15
Discontinued Operations	16

Portfolio Operating Metrics:
Key Operating Performance Indicators	17
Signed Leases All Less Anchors	18
Lease Expiration Schedule and Top Ten Tenants	19
Property Schedule	20-27

Miscellaneous:
Capital Information	28
Change in Total Common and Equivalent Shares	29
Development Summary	30
Capital Expenditures	31
Corporate Information	32
Glossary of Terms	33

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in unconsolidated properties accounted for under the equity method.

4	Overview	Summary of Company NOI, Same Store NOI, Company EBITDA and Company FFO on a proportionate basis.
5-6	Company NOI, EBITDA and FFO

Proportionate Results and FFO for the three and six months ended June 30, 2013 and 2012 adjusts GGP’s consolidated results and FFO for noncontrolling interests and adds the Company’s proportionate share of certain revenues and expenses included in NOI, EBITDA and FFO as defined in the Basis of Presentation. Company NOI, EBITDA and FFO exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

Portfolio Operating Metrics:
17	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
20-27	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Statements

FINANCIAL OVERVIEW

Consolidated Balance Sheets

(In thousands)

	June 30, 2013	December 31, 2012
Assets:
Investment in real estate:
Land	$4,264,410	$4,278,471
Buildings and equipment	17,937,639	18,806,858
Less accumulated depreciation	(1,596,485)	(1,440,301)
Construction in progress	336,388	376,529
Net property and equipment	20,941,952	22,021,557
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,963,892	2,865,871
Net investment in real estate	23,905,844	24,887,428
Cash and cash equivalents	704,918	624,815
Accounts and notes receivable, net	254,050	260,860
Deferred expenses, net	188,314	179,837
Prepaid expenses and other assets	1,091,310	1,329,465
Total assets	$26,144,436	$27,282,405
Liabilities:
Mortgages, notes and loans payable	$15,463,928	$15,966,866
Investment in and loans to/from Unconsolidated Real Estate Affiliates	16,387	—
Accounts payable and accrued expenses	951,849	1,212,231
Dividend payable	119,742	103,749
Deferred tax liabilities	27,064	28,174
Tax indemnification liability	303,586	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	—	1,488,196
Total liabilities	17,088,756	19,309,166
Redeemable noncontrolling interests:
Preferred	136,087	136,008
Common	127,509	132,211
Total redeemable noncontrolling interests	263,596	268,219
Equity:
Preferred stock	242,042	—
Stockholders’ equity	8,467,096	7,621,698
Noncontrolling interests in consolidated real estate affiliates	82,946	83,322
Total equity	8,792,084	7,705,020
Total liabilities and equity	$26,144,436	$27,282,405

FINANCIAL OVERVIEW

Consolidated Statements of Operations

(In thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Revenues:
Minimum rents	$394,047	$382,336	$797,357	$759,921
Tenant recoveries	178,651	176,194	366,355	351,059
Overage rents	6,415	8,099	17,894	21,184
Management fees and other corporate revenues	17,307	21,652	33,239	37,823
Other	16,809	18,174	36,077	32,971
Total revenues	613,229	606,455	1,250,922	1,202,958
Expenses:
Real estate taxes	55,730	56,995	124,984	112,656
Property maintenance costs	15,425	18,692	39,246	39,216
Marketing	5,762	7,234	12,281	13,972
Other property operating costs	87,685	92,808	176,935	179,461
Provision for (recovery from) doubtful accounts	766	(709)	2,556	1,458
Property management and other costs	41,568	38,698	81,923	80,238
General and administrative	13,124	11,046	24,057	21,556
Depreciation and amortization	191,327	188,193	386,755	394,977
Total expenses	411,387	412,957	848,737	843,534
Operating income	201,842	193,498	402,185	359,424
Interest income	429	875	1,149	1,536
Interest expense	(193,274)	(183,311)	(388,657)	(394,066)
Warrant liability adjustment	—	(146,588)	(40,546)	(289,700)
Gains from changes in control of investment properties	219,784	18,547	219,784	18,547
Loss on extinguishment of debt	(27,159)	—	(36,478)	—
Income (Loss) before income taxes, equity in income of Unconsolidated Real Estate Affiliates, discontinued operations, noncontrolling interests and preferred stock dividends	201,622	(116,979)	157,437	(304,259)
Provision for income taxes	(1,382)	(1,709)	(1,523)	(3,104)
Equity in income of Unconsolidated Real Estate Affiliates	13,987	11,843	27,181	17,795
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	—	3,448	—
Income (loss) from continuing operations	214,227	(106,845)	186,543	(289,568)
Discontinued operations:
(Loss) income from discontinued operations, including gains (losses) on dispositions	(304)	499	(7,252)	(11,023)
Gain on extinguishment of debt	—	—	25,894	—
Discontinued operations, net	(304)	499	18,642	(11,023)
Net income (loss)	213,923	(106,346)	205,185	(300,591)
Allocation to noncontrolling interests	(4,548)	(1,590)	(7,336)	(4,957)
Net income (loss) attributable to GGP	209,375	(107,936)	197,849	(305,548)
Preferred stock dividends	(3,984)	—	(6,109)	—
Net income (loss) attributable to common stockholders	$205,391	$(107,936)	$191,740	$(305,548)
Basic Income (Loss) Per Share:
Continuing operations	$0.22	$(0.12)	$0.18	$(0.32)
Discontinued operations	—	—	0.02	(0.01)
Total basic income (loss) per share	$0.22	$(0.12)	$0.20	$(0.33)
Diluted Income (Loss) Per Share:
Continuing operations	$0.21	$(0.12)	$0.18	$(0.32)
Discontinued operations	—	—	0.02	(0.01)
Total diluted income (loss) per share	$0.21	$(0.12)	$0.20	$(0.33)

Proportionate Financial Statements

PROPORTIONATE FINANCIAL STATEMENTS

Proportionate Balance Sheets

(In thousands)

	As of				As of
	June 30, 2013				December 31, 2012
	GAAP	Noncontrolling Interests	GGP Share of Unconsolidated Real Estate Affiliates	GGP Total Share	GGP Total Share
Assets:
Investment in real estate:
Land	$4,264,410	$(31,806)	$767,052	$4,999,656	$4,965,238
Buildings and equipment	17,937,639	(148,514)	6,133,414	23,922,539	24,355,502
Less accumulated depreciation	(1,596,485)	14,403	(947,674)	(2,529,756)	(2,287,426)
Construction in progress	336,388	(206)	90,260	426,442	465,797
Net property and equipment	20,941,952	(166,123)	6,043,052	26,818,881	27,499,111
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,963,892	—	(2,963,892)	—	—
Net investment in real estate	23,905,844	(166,123)	3,079,160	26,818,881	27,499,111
Cash and cash equivalents	704,918	(2,610)	160,724	863,032	839,070
Accounts and notes receivable, net	254,050	(1,435)	61,398	314,013	312,115
Deferred expenses, net	188,314	(993)	124,329	311,650	320,493
Prepaid expenses and other assets	1,091,310	(5,835)	240,048	1,325,523	1,526,082
Total assets	$26,144,436	$(176,996)	$3,665,659	$29,633,099	$30,496,871
Liabilities:
Mortgages, notes and loans payable	$15,463,928	$(85,184)	$3,429,369	$18,808,113	$18,983,448
Investment in and loans to/from Unconsolidated Real Estate Affiliates	16,387	—	(16,387)	—	—
Accounts payable and accrued expenses	951,849	(8,866)	252,633	1,195,616	1,493,437
Dividend payable	119,742	—	—	119,742	103,749
Deferred tax liabilities	27,064	—	44	27,108	28,174
Tax indemnification liability	303,586	—	—	303,586	303,750
Junior Subordinated Notes	206,200	—		206,200	206,200
Warrant liability	—	—	—	—	1,488,196
Total liabilities	17,088,756	(94,050)	3,665,659	20,660,365	22,606,954
Redeemable noncontrolling interests:
Preferred	136,087	—	—	136,087	136,008
Common	127,509	—	—	127,509	132,211
Total redeemable noncontrolling interests	263,596	—	—	263,596	268,219

Equity:
Preferred stock	242,042	—	—	242,042	—
Stockholders’ equity	8,467,096	—	—	8,467,096	7,621,698
Noncontrolling interests in consolidated real estate affiliates	82,946	(82,946)	—	—	—
Total equity	8,792,084	(82,946)	—	8,709,138	7,621,698
Total liabilities and equity	$26,144,436	$(176,996)	$3,665,659	$29,633,099	$30,496,871

PROPORTIONATE FINANCIAL STATEMENTS

Overview

(In thousands, except per share)

	Three Months Ended			Six Months Ended
	June 30, 2013	June 30, 2012	Percentage Change	June 30, 2013	June 30, 2012	Percentage Change

Same Store NOI - U.S. Regional Malls (1)	$513,711	$481,166	6.8%	$1,019,312	$968,566	5.2%
Non-Same Store - U.S. Regional Malls (2)	8,071	12,374	n/a	20,003	20,162	n/a
International	16,534	10,920	51.4%	30,409	20,357	49.4%
Mall NOI	538,316	504,460	6.7%	1,069,724	1,009,085	6.0%
Office, Strip Centers and Other Retail (3)	9,364	8,707	7.5%	18,085	17,587	2.8%
Company NOI (4)	547,680	513,167	6.7%	1,087,809	1,026,672	6.0%

Company NOI after net property management costs	518,691	492,298	5.4%	1,029,942	975,483	5.6%

Company EBITDA (4)	502,902	478,145	5.2%	999,054	947,409	5.5%

Company FFO (4)	266,658	227,865	17.0%	518,433	449,584	15.3%
Company FFO per diluted share	$0.27	$0.23	18.1%	$0.52	$0.45	15.8%

Weighted average diluted common shares outstanding	995,878	1,004,878	-0.9%	997,573	1,001,642	-0.4%

(1)         Total termination fees were $2.9 million and $3.0 million for the three months ended June 30, 2013 and 2012, respectively.  Total termination fees were $10.0 million and $8.1 million for the six months ended June 30, 2013 and 2012, respectively.

(2)         Non-Same Store - U.S. Regional Malls includes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.  Included in Non-Same Store - U.S. Regional Malls is 49.9% of the operations of The Grand Canal Shoppes through May 15, 2013.

(3)         Other Retail consists of one asset that has been transferred to the special servicer and one asset that is currently being de-leased in preparation for planned redevelopment.  See Property Schedule on pages 20-27 for individual property details.

(4)         Refer to Pages 5-6 (Reconciliation of Company NOI, Company EBITDA, and Company FFO).

PROPORTIONATE FINANCIAL STATEMENTS

Company NOI, EBITDA and FFO
For the Three Months Ended June 30, 2013 and 2012
(In thousands)

	Three Months Ended June 30, 2013						Three Months Ended June 30, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$394,047	$(3,643)	$104,799	$495,203	$4,773	$499,976	$382,336	$(2,969)	$99,844	$479,211	$5,452	$484,663
Tenant recoveries	178,651	(1,169)	40,634	218,116	—	218,116	176,194	(1,036)	35,521	210,679	—	210,679
Overage rents	6,415	(38)	2,945	9,322	—	9,322	8,099	(66)	2,486	10,519	—	10,519
Other revenue	16,809	(98)	9,241	25,952	—	25,952	17,264	(84)	1,684	18,864	—	18,864
Total property revenues	595,922	(4,948)	157,619	748,593	4,773	753,366	583,893	(4,155)	139,535	719,273	5,452	724,725
Property operating expenses:
Real estate taxes	55,730	(530)	12,927	68,127	(1,578)	66,549	56,995	(515)	11,610	68,090	(1,578)	66,512
Property maintenance costs	15,425	(96)	3,735	19,064	—	19,064	18,692	(90)	3,818	22,420	—	22,420
Marketing	5,762	(45)	1,668	7,385	—	7,385	7,234	(67)	1,645	8,812	—	8,812
Other property operating costs	87,685	(557)	25,881	113,009	(1,391)	111,618	92,808	(521)	23,653	115,940	(1,430)	114,510
Provision for (Recovery from) doubtful accounts	766	(6)	310	1,070	—	1,070	(709)	5	8	(696)	—	(696)
Total property operating expenses	165,368	(1,234)	44,521	208,655	(2,969)	205,686	175,020	(1,188)	40,734	214,566	(3,008)	211,558
NOI	$430,554	$(3,714)	$113,098	$539,938	$7,742	$547,680	$408,873	$(2,967)	$98,801	$504,707	$8,460	$513,167
Management fees and other corporate revenues	17,307	—	1,764	19,071	—	19,071	21,652	—	2,290	23,942	—	23,942
Property management and other costs (2)	(41,568)	153	(6,221)	(47,636)	(424)	(48,060)	(38,698)	117	(5,806)	(44,387)	(424)	(44,811)
NOI after net property management costs	$406,293	$(3,561)	$108,641	$511,373	$7,318	$518,691	$391,827	$(2,850)	$95,285	$484,262	$8,036	$492,298
General and administrative (3)	(13,124)	—	(2,665)	(15,789)	—	(15,789)	(11,046)	—	(3,107)	(14,153)	—	(14,153)
EBITDA	$393,169	$(3,561)	$105,976	$495,584	$7,318	$502,902	$380,781	$(2,850)	$92,178	$470,109	$8,036	$478,145
Depreciation on non-income producing assets	(3,021)	—	—	(3,021)	—	(3,021)	(2,022)	—	—	(2,022)	—	(2,022)
Interest income	429	—	1,578	2,007	—	2,007	875	(2)	1,118	1,991	—	1,991
Preferred unit distributions	(2,336)	—	—	(2,336)	—	(2,336)	(2,336)	—	—	(2,336)	—	(2,336)
Preferred stock dividends	(3,984)	—	—	(3,984)	—	(3,984)	—	—	—	—	—	—
Interest expense:
Default interest	—	—	—	—	—	—	(1,144)	—	—	(1,144)	1,144	—
Mark-to-market adjustments on debt	(4,143)	(93)	(78)	(4,314)	4,314	—	5,718	(105)	894	6,507	(6,507)	—
Write-off of mark-to-market adjustments on extinguished debt	(4,618)	—	—	(4,618)	4,618	—	23,884	1	—	23,885	(23,885)	—
Debt extinguishment expenses	—	—	—	—	—	—	(9)	—	(4)	(13)	13	—
Interest on existing debt	(184,513)	1,123	(45,183)	(228,573)	—	(228,573)	(211,760)	926	(39,596)	(250,430)	—	(250,430)
Warrant liability adjustment	—	—	—	—	—	—	(146,588)	—	—	(146,588)	146,588	—
Loss on extinguishment of debt (4)	(27,159)	—	—	(27,159)	27,159	—	—	—	—	—	—	—
Provision for income taxes	(1,382)	18	(70)	(1,434)	881	(553)	(1,709)	16	(111)	(1,804)	1,345	(459)
FFO from discontinued operations (5)	154	—	—	154	62	216	4,003	—	—	4,003	(1,027)	2,976
	162,596	(2,513)	62,223	222,306	44,352	266,658	49,693	(2,014)	54,479	102,158	125,707	227,865
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	59,710	2,513	(62,223)	—	—	—	52,465	2,014	(54,479)	—	—	—
FFO	$222,306	$—	$—	$222,306	$—	$266,658	$102,158	$—	$—	$102,158	$—	$227,865

(1)   Adjustments include amounts for straight-line rent of ($16,421) and ($23,582) and above/below market lease amortization of $21,194 and $29,034 for the three months ended June 30, 2013 and 2012, respectively.

(2)   Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(3)   Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

(4)   Adjustments include a $20.5 million prepayment fee to retire 6.75% unsecured notes due November 2015 ($608.7 million) and $6.6 million in fees related to the refinancing of the $1.5 billion secured corporate loan.

(5)   Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to FFO from the spin-off of Rouse Properties, Inc. of $2.0 million for the three months ended June 30, 2012.

PROPORTIONATE FINANCIAL STATEMENTS

Company NOI, EBITDA and FFO
For the Six Months Ended June 30, 2013 and 2012
(In thousands)

	Six Months Ended June 30, 2013						Six Months Ended June 30, 2012
	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company	Consolidated Properties	Noncontrolling Interests	Unconsolidated Properties	Proportionate	Adjustments	Company

Property revenues:
Minimum rents (1)	$797,357	$(7,049)	$201,489	$991,797	$12,098	$1,003,895	$759,921	$(5,353)	$196,387	$950,955	$11,727	$962,682
Tenant recoveries	366,355	(2,354)	77,455	441,456	—	441,456	351,059	(2,145)	72,746	421,660	—	421,660
Overage rents	17,894	(112)	7,251	25,033	—	25,033	21,184	(117)	6,122	27,189	—	27,189
Other revenue	36,077	(192)	18,282	54,167	—	54,167	32,059	(162)	7,264	39,161	—	39,161
Total property revenues	1,217,683	(9,707)	304,477	1,512,453	12,098	1,524,551	1,164,223	(7,777)	282,519	1,438,965	11,727	1,450,692
Property operating expenses:
Real estate taxes	124,984	(1,053)	25,479	149,410	(3,156)	146,254	112,656	(1,017)	23,514	135,153	(3,156)	131,997
Property maintenance costs	39,246	(183)	7,865	46,928	—	46,928	39,216	(186)	8,336	47,366	—	47,366
Marketing	12,281	(117)	3,175	15,339	—	15,339	13,972	(138)	3,280	17,114	—	17,114
Other property operating costs	176,935	(1,091)	51,404	227,248	(2,770)	224,478	179,461	(1,067)	50,261	228,655	(2,859)	225,796
Provision for doubtful accounts	2,556	(48)	1,235	3,743	—	3,743	1,458	24	265	1,747	—	1,747
Total property operating expenses	356,002	(2,492)	89,158	442,668	(5,926)	436,742	346,763	(2,384)	85,656	430,035	(6,015)	424,020
NOI	$861,681	$(7,215)	$215,319	$1,069,785	$18,024	$1,087,809	$817,460	$(5,393)	$196,863	$1,008,930	$17,742	$1,026,672
Management fees and other corporate revenues	33,239	—	3,650	36,889	—	36,889	37,823	—	3,817	41,640	—	41,640
Property management and other costs (2)	(81,923)	305	(12,290)	(93,908)	(848)	(94,756)	(80,238)	274	(12,017)	(91,981)	(848)	(92,829)
NOI after net property management costs	$812,997	$(6,910)	$206,679	$1,012,766	$17,176	$1,029,942	$775,045	$(5,119)	$188,663	$958,589	$16,894	$975,483
General and administrative (3)	(24,057)	—	(6,831)	(30,888)	—	(30,888)	(21,556)	15	(6,533)	(28,074)	—	(28,074)
EBITDA	$788,940	$(6,910)	$199,848	$981,878	$17,176	$999,054	$753,489	$(5,104)	$182,130	$930,515	$16,894	$947,409
Depreciation on non-income producing assets	(6,115)	—	—	(6,115)	—	(6,115)	(3,725)	—	—	(3,725)	—	(3,725)
Interest income	1,149	(1)	3,186	4,334	—	4,334	1,536	(2)	1,824	3,358	—	3,358
Preferred unit distributions (4)	(4,671)	—	—	(4,671)	—	(4,671)	(7,769)	—	—	(7,769)	3,098	(4,671)
Preferred stock dividends	(6,109)	—	—	(6,109)	—	(6,109)	—	—	—	—	—	—
Interest expense:
Default interest	(1,306)	—	—	(1,306)	1,306	—	(2,288)	—	(309)	(2,597)	2,597	—
Mark-to-market adjustments on debt	(7,981)	(184)	82	(8,083)	8,083	—	9,605	(185)	1,439	10,859	(10,859)	—
Write-off of mark-to-market adjustments on extinguished debt	2,587	—	—	2,587	(2,587)	—	22,962	1	—	22,963	(22,963)	—
Debt extinguishment expenses	—	—	—	—	—	—	(186)	—	(4)	(190)	190	—
Interest on existing debt	(381,957)	2,249	(87,446)	(467,154)	—	(467,154)	(424,159)	2,380	(78,141)	(499,920)	—	(499,920)
Warrant liability adjustment	(40,546)	—	—	(40,546)	40,546	—	(289,700)	—	—	(289,700)	289,700	—
Loss on extinguishment of debt (5)	(36,478)	—	—	(36,478)	36,478	—	—	—	—	—	—	—
Provision for income taxes	(1,523)	35	(151)	(1,639)	541	(1,098)	(3,104)	32	(214)	(3,286)	2,185	(1,101)
FFO from discontinued operations (6)	24,856	—	—	24,856	(24,664)	192	16,064	—	—	16,064	(7,830)	8,234
	330,846	(4,811)	115,519	441,554	76,879	518,433	72,725	(2,878)	106,725	176,572	273,012	449,584
Equity in FFO of Unconsolidated Properties and Noncontrolling Interests	110,708	4,811	(115,519)	—	—	—	103,847	2,878	(106,725)	—	—	—
FFO	$441,554	$—	$—	$441,554	$—	$518,433	$176,572	$—	$—	$176,572	$—	$449,584

(1)   Adjustments include amounts for straight-line rent of ($33,927) and ($41,359) and above/below market lease amortization of $46,025 and $53,086 for the six months ended June 30, 2013 and 2012, respectively.

(2)   Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(3)   Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

(4)   Adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

(5)   Adjustments include $24.0 million in prepayment fees to retire 5.375% and 6.75% unsecured notes due November 2013 and 2015, respectively, ($700.5 million), a $5.8 million prepayment penalty on a secured 7.50% mortgage note due January 2014 ($100.3 million) and $6.6 million in fees related to the refinancing of the secured corporate loan ($1.5 billion).

(6)   Company FFO includes FFO from discontinued operations.  Adjustments primarily relate to FFO from the spin-off of Rouse Properties, Inc. of $12.7 million for the six months ended June 30, 2012 and gains on the extinguishment of debt of $25.9 million for the six months ended June 30, 2013.

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of Non-GAAP to GAAP Financial Measures

(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012

Reconciliation of Company NOI to GAAP Operating Income
Company NOI:	$547,680	$513,167	$1,087,809	$1,026,672
Adjustments for minimum rents, real estate taxes and other property operating costs (1)	(7,742)	(8,460)	(18,024)	(17,742)
Proportionate NOI	539,938	504,707	1,069,785	1,008,930
Unconsolidated Properties	(113,098)	(98,801)	(215,319)	(196,863)
Consolidated Properties	426,840	405,906	854,466	812,067
Management fees and other corporate revenues	17,307	21,652	33,239	37,823
Property management and other costs	(41,568)	(38,698)	(81,923)	(80,238)
General and administrative	(13,124)	(11,046)	(24,057)	(21,556)
Depreciation and amortization	(191,327)	(188,193)	(386,755)	(394,977)
Noncontrolling interest in operating income of Consolidated Properties and other	3,714	3,877	7,215	6,305
Operating income	$201,842	$193,498	$402,185	$359,424

Reconciliation of Company EBITDA to GAAP Net Income (Loss) Attributable to GGP
Company EBITDA	$502,902	$478,145	$999,054	$947,409
Adjustments for minimum rents, property operating expenses and property management and other costs (1)	(7,318)	(8,036)	(17,176)	(16,894)
Proportionate EBITDA	495,584	470,109	981,878	930,515
Unconsolidated Properties	(105,976)	(92,178)	(199,848)	(182,130)
Consolidated Properties	389,608	377,931	782,030	748,385
Depreciation and amortization	(191,327)	(188,193)	(386,755)	(394,977)
Noncontrolling interest in NOI of Consolidated Properties	3,714	3,877	7,215	6,305
Interest income	429	875	1,149	1,536
Interest expense	(193,274)	(183,311)	(388,657)	(394,066)
Warrant liability adjustment	—	(146,588)	(40,546)	(289,700)
Provision for income taxes	(1,382)	(1,709)	(1,523)	(3,104)
Equity in income of Unconsolidated Real Estate Affiliates	13,987	11,843	27,181	17,795
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	—	3,448	—
Discontinued operations	(304)	499	18,642	(11,023)
Gains from changes in control of investment properties	219,784	18,547	219,784	18,547
Loss on extinguishment of debt	(27,159)	—	(36,478)	—
Allocation to noncontrolling interests	(4,701)	(1,707)	(7,641)	(5,246)
Net income (loss) attributable to GGP	$209,375	$(107,936)	$197,849	$(305,548)

(1)         Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

PROPORTIONATE FINANCIAL STATEMENTS

Reconciliation of Non-GAAP to GAAP Financial Measures

(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Reconciliation of Company FFO to GAAP Net Income (Loss) Attributable to GGP
Company FFO	$266,658	$227,865	$518,433	$449,584
Adjustments for minimum rents, property operating expenses and property management and other costs, market rate adjustments, debt extinguishment, income taxes and FFO from discontinued operations (1)	(44,352)	(125,707)	(76,879)	(273,012)
Proportionate FFO	222,306	102,158	441,554	176,572
Depreciation and amortization of capitalized real estate costs	(236,745)	(231,287)	(475,794)	(484,814)
Gains from changes in control of investment properties	219,784	18,547	219,784	18,547
Preferred stock dividends	3,984	—	6,109	—
Gains on sales of investment properties	(242)	3,228	9,495	5,329
Noncontrolling interests in depreciation of Consolidated Properties	1,788	1,973	3,557	3,729
Provision for impairment excluded from FFO of discontinued operations	—	—	(4,975)	(10,393)
Redeemable noncontrolling interests	(1,483)	833	(1,403)	2,151
Depreciation and amortization of discontinued operations	(17)	(3,388)	(478)	(16,669)
Net income (loss) attributable to GGP	$209,375	$(107,936)	$197,849	$(305,548)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$113,098	$98,801	$215,319	$196,863
Net property management fees and costs	(4,457)	(3,516)	(8,640)	$(8,200)
General and administrative and provisions for impairment	(2,665)	(3,107)	(6,831)	(6,533)
EBITDA	105,976	92,178	199,848	182,130
Net interest expense	(43,683)	(37,588)	(84,178)	(75,191)
Provision for income taxes	(70)	(111)	(151)	(214)
FFO of Unconsolidated Properties	62,223	54,479	115,519	106,725
Depreciation and amortization of capitalized real estate costs	(48,439)	(45,117)	(95,155)	(93,562)
Equity in income of Unconsolidated Real Estate Affiliates - gain on investment	—	—	(3,448)	—
Other, including gain on sales of investment properties	203	2,481	10,265	4,632
Equity in income of Unconsolidated Real Estate Affiliates	$13,987	$11,843	$27,181	$17,795

(1)         Refer to Pages 5-6 (Company NOI, EBITDA and FFO).

DEBT

DEBT

SUMMARY, AT SHARE
As of June 30, 2013
(In thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2013	2014	2015	2016	2017	Subsequent	Total
Fixed Rate
Property Level Consolidated	4.67%	$13,860,337	7.3	$10,956	$644,987	$759,598	$855,367	$1,539,837	$8,722,096	$12,532,841
Property Level Unconsolidated	4.65%	2,956,117	7.0	28,283	—	243,303	—	297,166	2,158,364	2,727,116
Corporate Consolidated	4.41%	16,297	2.4	—	—	573	—	—	—	573
Total Fixed Rate	4.67%	$16,832,751	7.2	$39,239	$644,987	$1,003,474	$855,367	$1,837,003	$10,880,460	$15,260,530

Variable Rate
Property Level Consolidated(1)	2.75%	$1,500,000	4.8	$—	$—	$—	$—	$—	$1,466,881	$1,466,881
Property Level Unconsolidated	2.69%	160,000	4.3	—	—	—	—	150,544	—	150,544
Junior Subordinated Notes Due 2041	1.73%	206,200	27.9	—	—	—	—	—	206,200	206,200
Total Variable Rate	2.63%	$1,866,200	7.3	$—	$—	$—	$—	$150,544	$1,673,081	$1,823,625

Total	4.46%	$18,698,951	7.2	$39,239	$644,987	$1,003,474	$855,367	$1,987,547	$12,553,541	$17,084,155

			Total Amortization	$105,436	$205,956	$199,267	$235,040	$188,821	$680,276	$1,614,796

						Total Maturities and Amortization (2), (3)				$18,698,951

(1)	Properties provide mortgage collateral as guarantors for $1.5 billion corporate loan and are crossed collateralized.
(2)	Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Mortgages, Notes, and Other Payables, from above	$18,698,951
Market rate adjustments, net	(5,519)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	311,184
Other loans payable	9,697
Total	$18,808,113

(3)	Reflects maturities and amortization for periods subsequent to June 30, 2013.

DEBT

Debt Maturities

DEBT

DETAIL, AT SHARE(1)

As of June 30, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	6/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Fixed Rate

Consolidated Property Level
Senate Plaza (4)	100%	$10,956	2013	$10,956	5.71%	No	$—	$—	$—	$—	$—	$—
Bayside Marketplace (Bond)	100%	2,445	2014	1,255	5.75%	No	1,190	—	—	—	—	—
Eden Prairie Mall	100%	72,157	2014	68,967	4.67%	No	1,252	1,938	—	—	—	—
Jordan Creek Town Center	100%	168,312	2014	164,537	4.57%	Yes - Partial	2,836	939	—	—	—	—
North Point Mall	100%	199,617	2014	195,971	5.48%	No	2,744	902	—	—	—	—
Prince Kuhio Plaza	100%	33,466	2014	32,793	3.45%	Yes - Partial	673	—	—	—	—	—
Woodbridge Center	100%	187,585	2014	181,464	4.24%	No	3,291	2,830	—	—	—	—
Boise Towne Plaza	100%	9,673	2015	8,917	4.70%	No	181	378	197	—	—	—
Burlington Town Center	100%	24,571	2015	23,360	5.03%	No	290	605	316	—	—	—
Hulen Mall	100%	103,162	2015	96,621	5.03%	No	1,636	3,415	1,490	—	—	—
Lynnhaven Mall	100%	217,183	2015	203,367	5.05%	No	3,308	6,906	3,602	—	—	—
Paramus Park	100%	95,603	2015	90,242	4.86%	No	1,322	2,381	1,658	—	—	—
Peachtree Mall	100%	82,094	2015	77,085	5.08%	No	1,252	2,615	1,142	—	—	—
Quail Springs Mall (5)	100%	69,670	2015	66,864	6.74%	No	689	1,464	653	—	—	—
Regency Square Mall (6)	100%	84,772	2015	75,797	3.59%	No	3,621	3,534	1,820	—	—	—
The Shops at La Cantera	75%	121,173	2015	117,345	5.95%	No	915	1,913	1,000	—	—	—
Brass Mill Center	100%	106,724	2016	93,347	4.55%	No	2,247	4,664	4,884	1,582	—	—
Coronado Center	100%	154,664	2016	135,704	5.08%	No	2,361	4,930	5,189	6,480	—	—
Glenbrook Square	100%	162,109	2016	141,325	4.91%	No	2,515	5,243	5,510	7,516	—	—
Lakeside Mall	100%	162,747	2016	144,451	4.28%	No	2,842	5,894	6,155	3,405	—	—
Lincolnshire Commons	100%	26,740	2016	24,629	5.98%	No	271	572	607	661	—	—
Ridgedale Center	100%	162,606	2016	143,281	4.86%	No	2,580	5,379	5,650	5,716	—	—
The Maine Mall	100%	197,507	2016	172,630	4.84%	No	3,113	6,486	6,811	8,467	—	—
Apache Mall	100%	98,667	2017	91,402	4.32%	No	816	1,700	1,776	1,843	1,130	—
Augusta Mall	100%	166,156	2017	145,438	5.49%	No	1,826	3,834	4,053	5,851	5,154	—
Beachwood Place	100%	222,719	2017	190,177	5.60%	No	2,996	6,290	6,656	9,274	7,326	—
Columbia Mall (7)	100%	86,001	2017	77,540	6.05%	No	862	1,821	1,935	2,843	1,000	—
Eastridge (CA)	100%	162,056	2017	143,626	5.79%	Yes - Partial	1,693	3,566	3,781	5,509	3,881	—
Four Seasons Town Centre	100%	88,111	2017	72,532	5.60%	No	1,679	3,517	3,722	4,940	1,721	—
Mall of Louisiana	100%	219,378	2017	191,409	5.81%	No	2,530	5,326	5,647	8,074	6,392	—
Market Place Shopping Center (7)	100%	101,290	2017	91,325	6.05%	No	1,016	2,144	2,279	3,348	1,178	—
Oglethorpe Mall	100%	129,268	2017	109,520	4.89%	No	2,012	4,193	4,405	6,006	3,132	—
Provo Towne Center (7)	75%	31,015	2017	28,886	4.53%	No	250	520	544	566	249	—
Stonestown Galleria	100%	206,355	2017	183,227	5.79%	No	2,121	4,467	4,736	6,925	4,879	—
Tysons Galleria	100%	242,672	2017	214,755	5.72%	No	2,571	5,411	5,734	8,334	5,867	—
The Gallery at Harborplace - Other	100%	9,864	2018	190	6.05%	No	857	1,796	1,907	2,026	2,152	936
Governor’s Square	100%	71,756	2019	66,488	6.69%	No	403	848	906	969	1,035	1,107
Oak View Mall	100%	80,367	2019	74,467	6.69%	No	451	949	1,015	1,085	1,160	1,240
Park City Center	100%	191,721	2019	172,224	5.34%	No	1,405	2,955	3,119	3,264	3,473	5,281
Fashion Place	100%	226,730	2020	226,730	3.64%	No	—	—	—	—	—	—
Mall St. Matthews	100%	186,662	2020	170,305	2.72%	No	—	—	—	1,985	4,067	10,305

DEBT

DETAIL, AT SHARE(1)

As of June 30, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	6/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Newgate Mall	100%	58,000	2020	58,000	3.69%	No	—	—	—	—	—	—
The Mall In Columbia	100%	350,000	2020	316,928	3.95%	No	—	—	1,531	6,279	6,531	18,731
Town East Mall	100%	160,270	2020	160,270	3.57%	No	—	—	—	—	—	—
Tucson Mall	100%	246,000	2020	246,000	4.01%	No	—	—	—	—	—	—
Visalia Mall	100%	74,000	2020	74,000	3.71%	No	—	—	—	—	—	—
Deerbrook Mall	100%	149,429	2021	127,934	5.25%	No	1,127	2,368	2,497	2,612	2,776	10,115
Fashion Show - Other	100%	5,076	2021	1,577	6.06%	Yes - Full	164	342	364	386	411	1,832
Fox River Mall	100%	182,110	2021	156,373	5.46%	No	1,301	2,745	2,901	3,038	3,238	12,514
Northridge Fashion Center	100%	243,321	2021	207,503	5.10%	No	1,889	3,965	4,175	4,362	4,627	16,800
Oxmoor Center	100%	92,470	2021	79,217	5.37%	No	673	1,417	1,497	1,566	1,668	6,432
Park Place	100%	194,240	2021	165,815	5.18%	No	1,476	3,099	3,266	3,414	3,626	13,544
Providence Place	100%	371,028	2021	320,526	5.65%	No	2,571	5,426	5,745	6,025	6,437	24,298
Rivertown Crossings	100%	164,491	2021	141,356	5.52%	No	1,168	2,462	2,604	2,728	2,910	11,263
Westlake Center - Land	100%	2,437	2021	2,437	12.90%	No	—	—	—	—	—	—
White Marsh Mall	100%	190,000	2021	190,000	3.66%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	91,911	2022	77,060	5.23%	No	687	1,446	1,524	1,594	1,694	7,906
Coastland Center	100%	128,646	2022	102,621	3.76%	No	1,168	2,416	2,509	2,594	2,707	14,631
Coral Ridge Mall	100%	110,155	2022	98,394	5.71%	No	—	—	349	1,449	1,533	8,430
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	—	420	5,111
North Star Mall	100%	335,120	2022	270,113	3.93%	No	2,984	6,189	6,440	6,666	6,973	35,755
Rogue Valley Mall	100%	55,000	2022	48,245	4.50%	No	—	—	138	852	899	4,866
Spokane Valley Mall (7)	75%	46,539	2022	38,484	4.65%	No	365	763	800	833	879	4,415
The Gallery at Harborplace	100%	80,816	2022	68,096	5.24%	No	568	1,193	1,258	1,315	1,398	6,988
The Oaks Mall	100%	137,583	2022	112,842	4.55%	No	1,080	2,251	2,357	2,451	2,584	14,018
The Shoppes at Buckland Hills	100%	127,803	2022	107,820	5.19%	No	916	1,926	2,030	2,121	2,253	10,737
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	—	2,345	4,163	4,348	4,542	22,133
Westroads Mall	100%	155,399	2022	127,455	4.55%	No	1,217	2,543	2,663	2,769	2,919	15,833
Boise Towne Square	100%	136,367	2023	106,372	4.79%	No	1,147	2,379	2,495	2,618	2,746	18,610
Crossroads Center (MN)	100%	106,988	2023	83,026	3.25%	No	1,046	2,156	2,228	2,293	2,379	13,860
Cumberland Mall	100%	160,000	2023	160,000	3.67%	No	—	—	—	—	—	—
Meadows Mall	100%	164,500	2023	118,726	3.96%	No	1,564	3,904	4,064	4,212	4,402	27,628
Pecanland Mall	100%	90,000	2023	75,750	3.88%	No	—	—	1,159	1,607	1,682	9,802
Staten Island Mall	100%	265,102	2023	206,942	4.77%	No	2,251	4,665	4,892	5,131	5,381	35,840
The Woodlands	100%	261,886	2023	207,057	5.04%	No	2,160	4,485	4,716	4,959	5,215	33,294
Baybrook Mall	100%	250,000	2024	212,423	5.52%	No	—	—	821	3,402	3,595	29,759
Fashion Show	100%	835,000	2024	835,000	4.03%	No	—	—	—	—	—	—
The Parks At Arlington	100%	250,000	2024	212,687	5.57%	No	—	—	814	3,371	3,564	29,564
Pembroke Lakes Mall	100%	260,000	2025	260,000	3.56%	No	—	—	—	—	—	—
Valley Plaza Mall	100%	240,000	2025	206,847	3.75%	No	—	—	—	—	—	33,153
Willowbrook Mall	100%	360,000	2025	360,000	3.55%	No	—	—	—	—	—	—
Providence Place - Other	100%	41,636	2028	2,381	7.75%	No	1,481	1,597	1,724	1,861	2,009	30,583
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$13,860,337		$12,532,841	4.67%		$93,620	$174,407	$170,623	$193,525	$145,794	$549,527

DEBT

DETAIL, AT SHARE(1)

As of June 30, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	6/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Unconsolidated Property Level
Plaza Frontenac	55%	$28,439	2013	$28,283	7.00%	No	$156	$—	$—	$—	$—	$—
Alderwood	50%	124,857	2015	120,409	6.65%	No	1,012	2,128	1,308	—	—	—
Pinnacle Hills Promenade	50%	70,000	2015	63,000	5.57%	No	—	7,000	—	—	—	—
Towson Town Center	35%	61,393	2015	59,894	3.89%	No	323	687	489	—	—	—
Center Pointe Plaza	50%	6,199	2017	5,570	6.31%	No	81	171	183	194	—	—
Riverchase Galleria (8)	50%	152,500	2017	152,500	4.86%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	159,707	2017	139,096	4.86%	No	2,497	5,203	5,465	7,446	—	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	122	1,497	1,567	1,639	3,202
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	584	3,593	3,762	7,362
The Grand Canal Shoppes	50%	313,125	2019	313,125	4.24%	No	—	—	—	—	—	—
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	401	1,622	1,725	5,050
Kenwood Towne Centre	70%	158,911	2020	137,191	5.37%	No	1,195	2,517	2,659	2,784	2,964	9,601
Oakbrook Center	47%	201,702	2020	201,702	3.66%	No	—	—	—	—	—	—
Water Tower Place	52%	98,950	2020	83,850	4.85%	No	879	1,825	1,916	2,011	2,110	6,359
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	90	1,108	1,156	1,206	5,129
Village of Merrick Park	55%	99,013	2021	85,797	5.73%	No	679	1,434	1,520	1,595	1,706	6,282
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	104,232	2021	88,965	5.13%	No	805	1,688	1,778	1,858	1,972	7,166
Bridgewater Commons	35%	105,000	2022	105,000	3.34%	No	—	—	—	—	—	—
Clackamas Town Center	50%	108,000	2022	108,000	4.18%	No	—	—	—	—	—	—
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Carolina Place	50%	87,500	2023	75,542	3.84%	No	—	—	—	757	1,567	9,634
Galleria at Tyler	50%	97,650	2023	76,716	5.05%	No	782	1,624	1,708	1,796	1,889	13,135
Lake Mead and Buffalo	50%	2,317	2023	27	7.20%	No	80	168	181	194	209	1,458
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Shoppes at River Crossing	50%	38,675	2023	35,026	3.75%	No	—	—	—	—	—	3,649
The Trails Village Center	50%	6,452	2023	78	8.21%	No	210	447	485	527	571	4,134
Stonebriar Centre	50%	140,000	2024	120,886	4.05%	No	—	—	—	—	804	18,310
Altamonte Mall	50%	80,000	2025	69,045	3.72%	No	—	—	—	—	—	10,955
Unconsolidated Property Level		$2,956,117		$2,727,116	4.65%		$8,699	$25,104	$21,282	$27,100	$22,124	$124,692

Total Fixed - Property Level		$16,816,454		$15,259,957	4.67%		$102,319	$199,511	$191,905	$220,625	$167,918	$674,219

Consolidated Corporate
Arizona Two (HHC)	100%	$16,297	2015	$573	4.41%	Yes - Full	$3,117	$6,445	$6,162	$—	$—	$—
Consolidated Corporate		$16,297		$573	4.41%		$3,117	$6,445	$6,162	$—	$—	$—

Total Fixed Rate Debt		$16,832,751		$15,260,530	4.67%		$105,436	$205,956	$198,067	$220,625	$167,918	$674,219

DEBT

DETAIL, AT SHARE(1)

As of June 30, 2013

(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse as of	Amortization
Property	Own %	Balance	Year (2)	at Maturity	Coupon Rate	6/30/2013 (3)	2013	2014	2015	2016	2017	Subsequent
Variable Rate

Consolidated Property Level
Columbiana Centre (9)	100%	$130,816	2018	$127,927	Libor + 250 bps	Yes - Full	$—	$—	$—	$842	$1,519	$528
Eastridge (WY) (9)	100%	48,228	2018	47,164	Libor + 250 bps	Yes - Full	—	—	—	309	560	195
Fallbrook Center (9)	100%	100,870	2018	98,643	Libor + 250 bps	Yes - Full	—	—	—	649	1,171	407
Grand Teton Mall (9)	100%	48,859	2018	47,780	Libor + 250 bps	Yes - Full	—	—	—	315	567	197
Mayfair (9)	100%	347,813	2018	340,134	Libor + 250 bps	Yes - Full	—	—	—	2,237	4,037	1,405
Mondawmin Mall (9)	100%	81,011	2018	79,222	Libor + 250 bps	Yes - Full	—	—	—	522	940	327
North Town Mall (9)	100%	89,207	2018	87,237	Libor + 250 bps	Yes - Full	—	—	—	574	1,036	360
Oakwood (9)	100%	76,913	2018	75,215	Libor + 250 bps	Yes - Full	—	—	—	494	893	311
Oakwood Center (9)	100%	91,414	2018	89,395	Libor + 250 bps	Yes - Full	—	—	—	589	1,061	369
Pine Ridge Mall (9)	100%	12,609	2018	12,330	Libor + 250 bps	Yes - Full	—	—	—	82	146	51
Pioneer Place (9)	100%	188,185	2018	184,030	Libor + 250 bps	Yes - Full	—	—	—	1,211	2,184	760
Red Cliffs Mall (9)	100%	30,261	2018	29,593	Libor + 250 bps	Yes - Full	—	—	—	195	351	122
River Hills Mall (9)	100%	76,283	2018	74,599	Libor + 250 bps	Yes - Full	—	—	—	491	885	308
Sooner Mall (9)	100%	78,931	2018	77,188	Libor + 250 bps	Yes - Full	—	—	—	508	916	319
Southwest Plaza (9)	100%	73,383	2018	71,763	Libor + 250 bps	Yes - Full	—	—	—	472	852	296
The Shops at Fallen Timbers (9)	100%	25,217	2018	24,661	Libor + 250 bps	Yes - Full	—	—	—	161	293	102
Consolidated Property Level		$1,500,000		$1,466,881	2.75%		$—	$—	$—	$9,651	$17,411	$6,057

Unconsolidated Property Level
Glendale Galleria	50%	$160,000	2017	$150,544	Libor + 250 bps	No	$—	$—	$1,200	$4,764	$3,492	$—
Unconsolidated Property Level		$160,000		$150,544	2.69%		$—	$—	$1,200	$4,764	$3,492	$—

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.73%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$1,866,200		$1,823,625	2.63%		$—	$—	$1,200	$14,415	$20,903	$6,057

Total (10),(11)		$18,698,951		$17,084,155	4.46%		$105,436	$205,956	$199,267	$235,040	$188,821	$680,276

(1)	Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.
(2)	Assumes that all maturity extensions are exercised.
(3)	Total recourse to GGP or its subsidiaries of approximately $1.8 billion.
(4)	Subsequent to June 30, 2013, the asset is in the process of being transferred to the special servicer.
(5)	In June, 2013, GGP acquired the remaining ownership.
(6)	This asset has been transferred to the special servicer and has a total debt of $84.8 million.
(7)	Loan is cross-collateralized with other properties.
(8)	$45.0 million B-note is subordinate to return of GGP’s additional contributed equity.
(9)	Properties provide mortgage collateral as guarantors for $1.5 billion corporate borrowing that closed April 2013 and are crossed collateralized.
(10)	Excludes the $1.0 billion corporate revolver. As of June 30, 2013 the corporate revolver was undrawn.
(11)	Reflects amortization for the period subsequent to June 30, 2013.

Asset Transactions

ASSET TRANSACTIONS Summary of Transactions For the Six Months Ended June 30, 2013 (In thousands, except GLA)

	Property	Property	GGP	Total	Gross Proceeds	Debt	Net Proceeds
Closing Date	Name	Location	Ownership %	GLA	at Share	at Share	at Share

Dispositions
May 2013	Plaza 800	Sparks (Reno), NV	100.0%	72,431	$—	$—	$—
February 2013	Southlake Mall	Morrow, GA	100.0%	1,013,460	80,000	96,883	—
February 2013	Mall of the Bluffs	Council Bluffs, IA	100.0%	701,830	8,500	24,278	(18,094)

	Total			1,787,721	$88,500	$121,161	$(18,094)

Joint Venture Interest
May 2013	The Grand Canal Shoppes (49.9% share)	Las Vegas, NV	50.1%	773,551	$723,550	$311,875	$411,475

	Total			773,551	$723,550	$311,875	$411,475

Acquisitions
June 2013	Quail Springs Mall (50% share)	Oklahoma City, OK	100.0%	1,139,400	$90,498	$34,991	$55,507
March 2013	Village of Merrick Park (15% share)	Coral Gables, FL	55.0%	803,948	60,450	27,225	33,225

	Total			1,943,348	$150,948	$62,216	$88,732

ASSET TRANSACTIONS Discontinued Operations

Consolidated Properties	Date of Disposition
2013 Dispositions
U.S. Regional Malls
Mall of the Bluffs	February 2013
Stand Alone Offices, Strip Centers & Other Retail
Plaza 800	May 2013
Southlake Mall	February 2013

2012 Dispositions
U.S. Regional Malls
Capital Mall	December 2012
Harborplace	November 2012
Salem Center	October 2012
Southshore Mall	August 2012
Foothills Mall	July 2012
The Village of Cross Keys	March 2012
Stand Alone Offices, Strip Centers & Other Retail
Austin Bluffs Plaza	December 2012
Orem Plaza Center Street	December 2012
Orem Plaza State Street	December 2012
Owings Mills One and Two Corporate Center	December 2012
Woodlands Village	December 2012
River Pointe Plaza	November 2012
West Oaks Mall	November 2012
Summerlin Office Portfolio	September 2012
Fremont Plaza	September 2012
University Crossing	September 2012
Baskin Robbins	August 2012
Fort Union	August 2012
70 Columbia Corporate Center	August 2012
Boise Plaza	June 2012
Grand Traverse Mall	February 2012
Spin-off
Rouse Properties, Inc.	January 2012

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS Key Operating Performance Indicators As of and for the Six Months Ended June 30, 2013 (GLA in thousands)

GLA Summary (in thousands) (1),(2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	92	39,256	14,445	36,949	90,650	981	1,620	93,251	55,800	95.6%
Unconsolidated Malls	31	14,994	3,239	14,947	33,180	327	907	34,414	9,568	96.5%
U.S. Regional Malls	123	54,250	17,684	51,896	123,830	1,308	2,527	127,665	65,368	95.9%

International	18	6,574	—	—	6,574	—	—	6,574	1,771	95.0%
Total U.S. Malls and International	141	60,824	17,684	51,896	130,404	1,308	2,527	134,239	67,139	95.8%

Office Properties	7	28	—	—	28	—	912	940	940	91.5%
Strip Centers & Other Retail	9	1,130	820	706	2,656	1,338	—	3,994	2,672	76.2%
Total Real Estate	157	61,982	18,504	52,602	133,088	2,646	3,439	139,173	70,751	95.0%

U.S. Regional Malls Operating Metrics

			In-Place Rent
June 30, 2013 (1)	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost

Consolidated Malls	95.6%	93.5%	$66.01	$52.65	$520	13.2%
Unconsolidated Malls	96.5%	94.0%	79.67	66.19	664	12.2%
Total Malls	95.9%	93.6%	$69.84	$56.46	$560	12.9%

			In-Place Rent
June 30, 2012	% Leased	% Occupied	<10K SF	All Less Anchors	Tenant sales	Occupancy Cost
Consolidated Malls	94.1%	90.7%	$66.37	$53.15	$510	13.2%
Unconsolidated Malls	94.7%	92.2%	72.93	60.48	594	12.5%
Total Malls	94.3%	91.1%	$68.16	$55.17	$533	13.0%

(1)	Metrics exclude one asset transferred to the special servicer and one asset that is being de-leased in preparation for redevelopment.
(2)	See Property Schedule on pages 20-27 for individual property details.
(3)	Total GLA at Share includes assets at GGP ownership percentages and excludes tenant owned area.

PORTFOLIO OPERATING METRICS Signed Leases All Less Anchors As of June 30, 2013

All Leases - Lease Spread (1)

	Commencement 2013
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF

New and Renewal Leases	1,618	5,933,526	7.2	$57.37	$62.82
Percent in Lieu	33	172,834	N/A	N/A	N/A
Total Leases	1,651	6,106,360	7.2	$57.37	$62.82

	Commencement 2014
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF
New and Renewal Leases	148	1,066,839	9.1	$43.66	$47.15
Percent in Lieu	2	26,893	N/A	N/A	N/A
Total Leases	150	1,093,732	9.1	$43.66	$47.15

SUITE TO SUITE - Lease Spread (2)

	New and Renewal Leases (3)
	# of Leases	SF	Term (in years)	Initial Rent PSF	Average Rent PSF	Expiring Rent PSF	Initial Rent Spread		Average Rent Spread
Commencement 2013	1,243	3,903,994	5.9	$62.79	$68.05	$56.54	$6.25	11.1%	$11.51	20.4%
Commencement 2014	119	578,591	5.3	$51.72	$55.59	$47.50	$4.22	8.9%	$8.09	17.0%
Total 2013/2014	1,362	4,482,585	5.8	$61.36	$66.44	$55.37	$5.99	10.8%	$11.07	20.0%

(1)	Represents signed leases that are scheduled to commence in the respective period.
(2)	Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite. Suites are within 3,000 SF differences of each other.
(3)	Represents leases where downtime between the new and previous tenant was less than 9 months.

PORTFOLIO OPERATING METRICS Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA at 100%	Percent of Total	Expiring Rent ($ in thousands)	Expiring Rent ($psf)
Specialty Leasing	1,245	2,697,761	5.2%	$54,994,092	$21.29
2013	574	1,573,222	3.0%	95,272,100	$63.66
2014	1,729	5,757,162	11.1%	300,591,316	$55.84
2015	1,608	5,295,041	10.2%	318,517,098	$62.34
2016	1,561	5,269,263	10.1%	344,776,394	$66.30
2017	1,437	5,294,074	10.2%	334,015,845	$64.42
2018	1,346	5,192,276	10.0%	362,466,006	$70.99
2019	803	3,875,985	7.5%	265,335,515	$69.36
2020	689	2,883,458	5.5%	198,185,781	$69.33
2021	754	2,999,739	5.8%	210,885,900	$71.41
2022	886	3,687,203	7.0%	260,440,217	$71.18
Subsequent	1,052	7,492,120	14.4%	434,259,401	$59.76
Total	13,684	52,017,304	100.0%	$3,179,739,665	$62.81

Top Ten Largest Tenants	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

Limited Brands, Inc	Victoria’s Secret, Bath & Body Works, PINK	3.2%
The Gap, Inc.	Gap, Banana Republic, Old Navy	2.9%
Foot Locker, Inc	Footlocker, Champs Sports, Footaction USA	2.4%
Abercrombie & Fitch Stores, Inc	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.2%
Forever 21, Inc	Forever 21	2.1%
Golden Gate Capital	Express, J. Jill, Eddie Bauer	1.9%
American Eagle Outfitters, Inc	American Eagle, Aerie, Martin + Osa	1.5%
Genesco Inc.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%
Luxottica Retail North America Inc	Lenscrafters, Sunglass Hut, Pearle Vision	1.3%
Macy’s Inc.	Macy’s, Bloomingdale’s	1.2%
Totals		20.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	959,795	829,114	200,000	14,042	364,307	2,367,258	98.1%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,957	320,202	162,790	—	—	752,949	95.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	508,231	—	597,223	—	—	1,105,454	97.4%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	442,333	96,605	720,931	—	—	1,259,869	100.0%
Bayside Marketplace		100%	Miami, FL	218,415	—	—	—	—	218,415	92.9%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	344,844	317,347	247,000	—	—	909,191	94.6%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Bellingham (Seattle), WA	355,314	100,400	237,910	—	—	693,624	98.3%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	425,193	425,556	247,714	—	—	1,098,463	96.0%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	443,910	218,339	319,391	197,033	—	1,178,673	92.3%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,836	—	146,753	—	54,617	356,206	93.1%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	334,382	123,921	466,469	—	—	924,772	91.8%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	314,475	85,972	335,088	—	—	735,535	96.3%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	266,934	198,334	360,643	—	—	825,911	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	522,648	98,596	442,365	—	—	1,063,609	98.5%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears	100%	Albuquerque, NM	401,073	277,650	468,375	—	—	1,147,098	97.1%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	366,769	294,167	229,275	—	—	890,211	95.6%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,742	147,409	500,575	—	—	1,031,726	96.5%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	553,643	—	653,540	—	—	1,207,183	99.5%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	275,714	213,913	75,883	—	—	565,510	91.7%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	631,708	246,261	426,000	—	—	1,303,969	99.3%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	402,779	279,422	454,220	—	—	1,136,421	98.5%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	447,506	281,175	319,603	—	—	1,048,284	97.8%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	680,253	371,635	761,653	—	—	1,813,541	92.8%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	447,146	429,969	212,047	—	27,720	1,116,882	92.7%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	615,222	30,000	564,914	—	—	1,210,136	94.3%
Glenbrook Square	JCPenney, Macy’s, Sears, Bon Ton	100%	Fort Wayne, IN	450,285	555,870	221,000	—	—	1,227,155	94.6%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	330,040	—	691,605	—	—	1,021,645	92.0%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,778	323,925	—	93,274	—	626,977	96.2%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	415,441	156,096	272,957	—	—	844,494	100.0%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	392,072	—	596,570	—	—	988,642	95.9%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	720,487	—	349,760	233,077	—	1,303,324	99.5%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	487,008	115,300	905,418	—	—	1,507,726	83.4%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	581,078	217,834	500,958	—	—	1,299,870	95.0%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	610,037	—	805,630	143,619	—	1,559,286	97.4%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	499,526	120,000	395,705	—	—	1,015,231	96.6%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	416,126	385,766	149,980	—	—	951,872	93.4%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	613,863	288,596	210,714	—	315,403	1,428,576	97.8%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	307,276	—	636,853	—	—	944,129	97.1%
Mondawmin Mall		100%	Baltimore, MD	351,563	—	—	—	65,317	416,880	98.8%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	346,805	218,874	118,919	—	—	684,598	93.8%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	429,660	539,850	363,151	—	—	1,332,661	96.6%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	549,397	173,198	522,126	—	—	1,244,721	99.6%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	638,556	—	824,443	—	—	1,462,999	98.6%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	438,658	276,488	242,392	—	—	957,538	90.9%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,074	149,326	454,860	—	—	861,260	88.9%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	283,033	—	514,028	—	—	797,061	98.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	397,965	116,620	298,224	—	—	812,809	94.5%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	406,143	220,824	315,760	—	—	942,727	95.1%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	336,988	156,000	411,210	—	—	904,198	97.6%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,901	—	459,057	—	—	764,958	96.3%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	537,902	514,917	384,980	—	—	1,437,799	93.6%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	474,925	—	581,457	—	—	1,056,382	98.0%
Peachtree Mall	Dillard’s, JCPenney, Macy’s, Parisian	100%	Columbus, GA	296,060	—	508,615	—	12,600	817,275	93.6%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	349,754	83,398	532,038	—	—	965,190	94.5%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,818	395,219	386,056	—	—	1,132,093	95.7%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	190,108	435,328	—	—	—	625,436	70.4%
Pioneer Place		100%	Portland, OR	350,392	—	—	—	287,466	637,858	87.3%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	290,988	124,547	61,873	—	—	477,408	93.6%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	745,940	—	513,691	—	—	1,259,631	98.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,172	285,479	206,240	—	—	791,891	84.2%
Quail Springs Mall (9)	Dillard’s, JCPenney, Macy’s, Sears	100%	Oklahoma City, OK	451,807	182,257	505,596	—	—	1,139,660	98.0%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	147,822	235,031	—	57,304	—	440,157	95.9%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	326,014	—	702,380	—	—	1,028,394	90.3%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,553	189,559	174,383	—	—	716,495	98.4%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	634,308	—	635,625	—	—	1,269,933	95.9%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	282,980	170,625	186,359	—	—	639,964	85.1%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	203,947	129,823	137,082	—	—	470,852	97.5%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	694,361	93,630	541,851	—	63,968	1,393,810	85.7%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	349,897	126,243	252,841	132,049	—	861,030	95.3%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	536,462	—	657,363	83,151	—	1,276,976	92.6%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	424,186	160,505	267,788	—	55,563	908,042	98.2%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	265,802	—	502,960	—	—	768,762	95.0%
The Gallery At Harborplace		100%	Baltimore, MD	130,839	—	—	—	263,577	394,416	88.3%
The Maine Mall	JCPenney, Macy’s, Sears, Bon Ton	100%	South Portland, ME	509,287	120,844	377,662	—	—	1,007,793	99.8%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	566,108	212,847	587,321	—	—	1,366,276	99.1%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	343,925	233,367	324,500	—	—	901,792	97.0%
The Parks At Arlington	Dillard’s, JCPenney, Macy’s, Sears	100%	Arlington (Dallas), TX	696,749	63,857	748,945	—	—	1,509,551	98.8%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,155	—	512,611	—	—	1,037,766	93.7%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	332,103	—	261,502	—	—	593,605	94.6%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	595,648	—	627,597	—	70,178	1,293,423	98.6%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	611,976	—	726,347	—	—	1,338,323	98.1%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	574,968	167,480	575,438	—	39,471	1,357,357	99.4%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	416,039	—	809,386	—	—	1,225,425	97.1%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	620,480	—	641,458	27,305	—	1,289,243	97.1%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	302,755	—	511,933	—	—	814,688	97.9%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	516,986	147,792	509,176	—	—	1,173,954	98.4%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	180,991	257,000	—	—	—	437,991	94.9%
Westlake Center		100%	Seattle, WA	117,329	—	—	—	—	117,329	87.0%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	538,745	—	529,402	—	—	1,068,147	96.0%
White Marsh Mall	Boscov’s, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	437,017	257,345	466,010	—	—	1,160,372	95.2%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	490,926	2,060	1,028,000	—	—	1,520,986	97.4%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears, Boscov’s	100%	Woodbridge, NJ	648,645	455,739	560,935	—	—	1,665,319	94.1%
Total Consolidated Regional Malls			Count: 92	39,255,451	14,445,446	36,949,083	980,854	1,620,187	93,251,021	95.6%

Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	578,183	—	705,898	—	—	1,284,081	98.2%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	477,417	158,658	519,890	—	—	1,155,965	98.2%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,551	150,525	352,351	93,799	—	992,226	94.6%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	385,839	277,404	496,098	—	—	1,159,341	97.5%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	470,533	—	641,312	—	—	1,111,845	99.6%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	601,768	—	774,842	—	—	1,376,610	96.4%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,848	—	619,048	—	—	1,123,896	98.5%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	383,579	—	552,407	—	—	935,986	92.7%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	539,893	—	468,208	—	—	1,008,101	98.9%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target, Bloomingdale’s	50%	Glendale, CA	491,270	115,000	715,000	—	138,177	1,459,447	95.3%
Kenwood Towne Centre (5)	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	518,973	240,656	400,665	—	—	1,160,294	99.7%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,519	79,822	—	—	259,645	516,986	93.9%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears, Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	742,385	194,558	753,092	—	—	1,690,035	97.8%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	410,059	188,394	418,595	—	—	1,017,048	96.0%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	475,857	126,000	410,277	—	—	1,012,134	93.9%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	785,764	413,667	771,911	—	235,583	2,206,925	94.1%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	512,877	—	140,000	—	—	652,877	89.4%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	753,991	—	823,000	—	—	1,576,991	97.3%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	504,819	222,056	831,218	—	—	1,558,093	96.5%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,462	98,540	162,140	233,308	48,928	903,378	95.2%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue	55%	St. Louis, MO	224,922	125,669	135,044			485,635	95.3%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	498,806	467,220	610,026	—	—	1,576,052	93.1%
Saint Louis Galleria (6)	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	465,238	—	714,052	—	—	1,179,290	96.0%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	785,128	—	865,192	—	—	1,650,320	99.7%
The Grand Canal Shoppes (10)		50%	Las Vegas, NV	654,158	84,743	—	—	34,414	773,315	98.7%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	370,538	—	333,219	—	—	703,757	98.7%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	598,356	—	419,129	—	—	1,017,485	97.6%
Village Of Merrick Park	Neiman Marcus, Nordstrom	55%	Coral Gables, FL	408,065	—	330,000	—	101,263	839,328	89.4%
Water Tower Place	Macy’s	52%	Chicago, IL	396,037	296,128	—	—	88,809	780,974	98.9%
Whaler’s Village		50%	Lahaina, HI	105,493	—	—	—	—	105,493	99.6%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	415,922	—	984,372	—	—	1,400,294	96.8%
Total Unconsolidated Regional Malls			Count: 31	14,994,250	3,239,040	14,946,987	327,107	906,819	34,414,203	96.5%
Total Regional Malls (7)			Count: 123	54,249,701	17,684,486	51,896,070	1,307,961	2,527,006	127,665,224	95.9%

International Properties (3)
Bangu Shopping		40%	Rio de Janeiro, Rio de Janeiro (Brazil)	570,035	—	—	—	—	570,035	99.8%
Shopping Nacoes Bauru		30%	Bauru, Sao Paulo (Brazil)	283,586	—	—	—	—	283,586	84.8%
Boulevard Shopping Brasilia		20%	Brasilia, Brazil	183,008	—	—	—	—	183,008	92.5%
Boulevard Shopping Belem		30%	Belem, Brazil	424,324	—	—	—	—	424,324	90.8%
Boulevard Shopping Belo Horizonte		28%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	93.5%
Boulevard Shopping Campos		40%	Campose dos Goytacazes (Brazil)	197,055	—	—	—	—	197,055	98.6%
Carioca Shopping		40%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	97.3%
Caxias Shopping		36%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,104	—	—	—	—	275,104	99.0%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Santana Parque Shopping		20%	Sao Paulo, Sao Paulo (Brazil)	285,846	—	—	—	—	285,846	98.5%
Shopping Grande Rio		10%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	99.3%
Shopping Iguatemi Salvador		28%	Salvador, Bahia (Brazil)	694,849	—	—	—	—	694,849	99.3%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	250,530	—	—	—	—	250,530	98.3%
Shopping Santa Ursula		15%	Ribeirao Preto, Brazil	248,593	—	—	—	—	248,593	95.8%
Shopping Taboao		31%	Taboao da Serra, Sao Paulo (Brazil)	394,680	—	—	—	—	394,680	99.9%
Via Parque Shopping		28%	Rio de Janeiro, Rio de Janeiro (Brazil)	627,601	—	—	—	—	627,601	91.3%
Boulevard Shopping Vila Velha		20%	Vila Velha, Espirito Santo (Brazil)	322,541	—	—	—	—	322,541	78.4%
Shopping West Plaza		10%	Sao Paulo, Sao Paulo (Brazil)	365,080	—	—	—	—	365,080	92.7%
Parque Shopping Belem		20%	Rio de Janeiro, Rio de Janeiro (Brazil)	336,598	—	—	—	—	336,598	96.0%
International Properties (3)			Count: 18	6,574,474	—	—	—	—	6,574,474	95.0%

Stand Alone Offices, Strip Centers & Other Retail
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,363	93,863	86.5%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	103,766	103,766	86.8%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,212	143,377	87.0%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	135,879	135,879	93.6%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,490	119,240	97.5%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,084	102,084	99.0%
Senate Plaza (11)		100%	Harrisburg-Carlisle, PA	—	—	—	—	241,946	241,946	90.9%
Columbia Bank Drive Thru		100%	Columbia, MD	17,000	—	—	—	—	17,000	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,392	—	144,691	96.5%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,642	—	875,642	94.4%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	99.2%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2013

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	95.2%
Lockport Mall		100%	Lockport, NY	—	—	—	9,114	—	9,114	100.0%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	97.8%
Owings Mills Mall (2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,005	340,000	307,037	—	—	1,085,042	48.1%
Regency Square Mall (8)	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	539,636	479,846	399,155	—	—	1,418,637	47.6%
			Office Count: 7	1,158,346	819,846	706,192	1,338,311	911,740	4,934,435	Office: 91.5%
Total Stand Alone Offices, Strip Centers & Other Retail			Strip Center & Other Retail Count: 9							76.2%

(1)                   For stand alone offices, office occupancy is presented.

(2)                   The Owings Mills Mall space is currently being de-leased in preparation for planned redevelopment.

(3)                   GGP’s investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)                   Third party managed strip center.

(5)                   Ownership percentage includes retained debt of $91.8 million.

(6)                   Ownership of the St. Louis Galleria is more than 50% but management decisions are decided by the joint venture and the entity is unconsolidated for reporting purposes.

(7)                   Refer to page 17 (Key Operating Performance Indicators).

(8)                   This asset has been transferred to the special servicer.

(9)                   On June 28, 2013, GGP acquired the remaining 50% of the property.

(10)            On May 16, 2013, GGP sold 49.9% interest in the property to form a joint venture.

(11)            Subsequent to June 30, 2013, the asset is in the process of being transferred to the special servicer.

Miscellaneous

MISCELLANEOUS Capital Information (in thousands, except per share amounts)

June 30, 2013

Closing common stock price per share	$19.87
52 Week High (1)	23.33
52 Week Low (1)	16.95

Portfolio Net Debt, At Share
Portfolio Debt
Fixed	$16,832,751
Variable (2)	2,177,384
Total Portfolio Debt	19,010,135
Less: Cash and Cash Equivalents	(863,032)
Portfolio Net Debt	$18,147,103

Portfolio Capitalization Data
Portfolio Net Debt	$18,147,103
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	79,317
Preferred stock at 6.375%	250,000
Other Preferred Stock	360
Total Preferred Securities	$386,447

Common stock and Operating Partnership units outstanding at end of period (3)	$18,794,377
Total Market Capitalization at end of period	$37,327,927

(1)         52-week pricing information includes the intra-day highs and lows.

(2)         Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $311.2 million.

(3)         Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

MISCELLANEOUS Change in Total Common and Equivalent Shares

Rollforward of Shares to June 30, 2013	Operating Partnership Units	Company Common Shares	Total Common Shares & Operating Partnership Units
		(In thousands)
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2012	6,406	939,049	945,455
Common Unit Cash Conversion	(234)	—	(234)
DRIP	—	14	14
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised	—	302	302
Issuance of stock for employee stock purchase program	—	85	85
Common Shares and OP Units Outstanding at June 30, 2013	6,172	939,450	945,622

Common Shares issuable assuming exercise of warrants (1)		43,649
Common Shares issuable assuming exercise of in-the-money stock options (2)		3,118
Common Shares issuable assuming exchange of OP Units		6,417
Diluted Common Shares and OP Units Outstanding at June 30, 2013		992,634

	Three Months Ended		Six Months Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
	(In thousands)
Weighted average number of company shares outstanding	939,434	937,789	939,353	937,531
Weighted average number of stock options(3)	3,930	—	3,552	—
Weighted average number of GAAP dilutive warrants(4)	46,097	—	—	—
Diluted weighted average number of Company shares outstanding - GAAP EPS	989,461	937,789	942,905	937,531

Weighted average number of common units	6,417	6,860	6,495	6,860
Weighted average number of stock options(3)		2,218		1,952
Weighted average number of warrants(4)		58,011	48,173	55,299
Diluted weighted average number of Company shares outstanding - FFO/Company FFO	995,878	1,004,878	997,573	1,001,642

(1)         GGP has 73.9 million warrants outstanding convertible to 1.1287 Common Shares with a weighted average exercise price of $9.476, with a scheduled expiration of November 9, 2017.  16.4 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.

Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of April 16, 2013 (5)		Impact of settling warrants via net share settlement (6)
57,500,000	$9.5252	Nov 9, 2017	Reduces exercise price to $9.5252	Increases number of Common shares per warrant to 1.1287	Net share: 64,900,250 x [19.87 - 9.5252] /19.87 = 33,788,631 shares delivered
16,428,571	$9.3038	Nov 9, 2017	Reduces exercise price to $9.3038	Increases number of Common shares per warrant to 1.1287	Net share: 18,542,928 x [19.87 - 9.3038] /19.87 = 9,860,508 shares delivered
73,928,571	$9.4760				43,649,139 shares delivered

(2)         The options are included at net share settlement.

(3)         The impact of the stock options are dilutive under GAAP and FFO in 2013.  The impact of stock options are anti-dilutive under GAAP, but dilutive for FFO in 2012.

(4)         The impact of the warrants are anti-dilutive under GAAP, but dilutive for FFO on a year to date basis in 2013, and on a year to date and quarter to date basis in 2012.  The impact of the warrants are dilutive under GAAP and for FFO on a quarter to date basis in 2013.

(5)         Based on dividend of $0.12 per share issued to stockholders of record on April 16, 2013.

(6)         Based on stock price of $19.87 on June 28, 2013.

MISCELLANEOUS Development Summary

Selected Expansions and Redevelopments (in millions, at share unless otherwise noted) (1)
Property	Description	Ownership %	GGP’s Total Projected Share of Cost (2)	GGP’s Investment to Date (2)	Expected Return on Investment (3), (4)	Estimated Construction Start	Expected Construction Completion
Major Redevelopment Summary
Ala Moana Center Honolulu, HI	Demolish existing Sears store and expand mall, adding anchor, box and inline tenants, reconfigure center court and renovate existing center	100%	$572.2	$209.2	9-10%	Under Construction	Q4 2015

Christiana Mall Newark, DE	Addition of Cabela’s and Cinemark Theaters	50%	10.6	1.3	10-11%	Under Construction	Q4 2014

Fashion Show Las Vegas, NV	Addition of Macy’s Men’s, inline and new vertical transportation	100%	38.5	23.7	20%	Under Construction	Q4 2013

Glendale Galleria Glendale, CA	Addition of Bloomingdale’s, remerchandising, business development and renovation	50%	51.7	27.4	11-12%	Under Construction	Q4 2013

The Mall in Columbia Columbia, MD	Lifestyle expansion	100%	23.6	3.8	11-12%	Under Construction	Q2 2014

North Point Alpharetta, GA	Demolish vacant Parisian store and construct new theater	100%	9.7	1.6	11-12%	Under Construction	Q4 2013

Oakbrook Center Oakbrook, IL	Conversion of former anchor space into Container Store, Fixtures Living and inline	48%	15.0	6.7	10-11%	Under Construction	Q4 2013

Oakwood Center Gretna, LA	West wing redevelopment and Dick’s Sporting Goods	100%	15.2	2.9	10-11%	Under Construction	Q4 2013

Pioneer Place Portland, OR	Conversion of former anchor building into Yard House and Apple	100%	11.3	6.8	18-20%	Under Construction	Q4 2013

The Woodlands Woodlands, TX	Addition of Nordstrom in former Sears box	100%	48.3	18.0	7-9%	Under Construction	Q3 2014

Other Projects Various Malls	Redevelopment projects at various malls (14 total)	N/A	102.4	54.4	8-10%	Under Construction	N/A

			$898.5	$355.8	10-11%

(1)	Excludes international projects.
(2)	Projected costs and investment to date are presented on a cash basis.
(3)	Return on investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
(4)	The Glendale Galleria Project ROI includes income related to uplift on existing space.

MISCELLANEOUS Capital Expenditures

Expenditures ($ in thousands)

	Six Months Ended June 30, 2013	Six Months Ended June 30, 2012

Capital expenditures (1)	$58,168	$46,004
Tenant allowances and capitalized leasing costs (2)	70,385	60,896
Total	$128,553	$106,900

(1)         Reflects only non-tenant operating capital expenditures.

(2)         Reflects tenant allowances on current operating properties.

MISCELLANEOUS Corporate Information

Reporting Calendar

Results for the next two quarters will be announced according to the following approximate schedule:

Quarter	Earnings Release Date	Earnings Call Date
Q3 2013	October 28, 2013	October 29, 2013
Q4 2013	February 3, 2014	February 4, 2014

Stock Information

Common Stock

NYSE:  GGP

6.375% Series A Cumulative Redeemable Perpetual Preferred Stock

NYSE:  GGP PrA

Security	Quarter	Declaration Date	Record Date	Date Payable or Paid	Dividend per Share
Common Stock	Q3 2013	July 29, 2013	October 15, 2013	October 29, 2013	$0.13
Common Stock	Q2 2013	May 10, 2013	July 16, 2013	July 30, 2013	$0.12
Common Stock	Q1 2013	February 4, 2013	April 16, 2013	April 30, 2013	$0.12
Common Stock	Q4 2012	November 20, 2012	December 14, 2012	January 4, 2013	$0.11
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q3 2013	July 29, 2013	September 13, 2013	October 1, 2013	$0.3984
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q2 2013	May 10, 2013	June 14, 2013	July 1, 2013	$0.3984
6.375% Series A Cumulative Redeemable Perpetual Preferred Stock	Q1 2013	March 5, 2013	March 15, 2013	April 1, 2013	$0.2125

Investor Relations	Media Contact	Transfer Agent

Kevin Berry	David Keating	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	Vice President, Corporate Communications	6201 15th Avenue
Phone (312) 960-5529	Phone (312) 960-6325	Brooklyn, NY 11219
kevin.berry@ggp.com	david.keating@ggp.com	Phone: (866) 627-2643
Foreign Investor Line:
+1 718 921-8124

MISCELLANEOUS Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store NOI - U.S. Regional Malls	Company NOI that excludes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.

Non-Same Store - U.S. Regional Malls	Includes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.